                                   EXHIBIT 21

                    OGDEN CORPORATION - U S SUBSIDIARIES LIST
                (See Attachment A for foreign subsidiaries list)

Company                                                                         %            Domestic       Co. Code/
-------                                                                     Ownership         State           E.I.N.
                                                                            ---------         -----           ------
Ogden Corporation ............................................................................  DE .......   13-5549268
  Ogden Energy Group, Inc. (f/k/a Ogden Projects, Inc.) ....................  100 ............  DE ........  13-3213657
  (SEE ATACHMENT B FOR OGDEN ENERGY GROUP, INC  - U.S.
   AND FOREIGN SUBSIDIARIES LIST)
Garden Merger Corp. ........................................................  100 ............  NY .......   13-4065414
Ogden Financial Services, Inc. .............................................  100 ............  DE .......   13-3057250
       B D C Liquidating Corp. .............................................  100 ............  DE .......   13-2757633
              Bouldin Development Corp. ....................................  100 ............  CA .......   94-1695641
       Greenway Insurance Company of Vermont ...............................  100 ............  VT .......   13-3167991
       OFS Equity of Delaware, Inc. ........................................  100 ............  DE .......   13-3495890
              Denver Fuel Facilities Corporation ...........................  100 ............  CO .......   105*/13-2694896
              OFS Equity of Alexandria/Arlington, Inc. .....................  100 ............  VA .......   13-3495889
              OFS Equity of Indianapolis, Inc. .............................  100 ............  IN .......   13-3495887
              OFS Equity of Stanislaus, Inc. ...............................  100 ............  CA .......   13-3495880
       Ogden Management Services, Inc. .....................................  100 ............  DE .......   13-2918484
       OFS Equity of Babylon, Inc. .........................................  100 ............  NY ........  13-3543094
       OFS Equity of Huntington, Inc. ......................................  100 ............  NY ........  13-3543092
Astoria Studios, LP ........................................................    3.80769 ......  NY ........
Ogden Services Corporation .................................................  100 ............  DE ........  141*/13-3058273
       Doggie Diner, Inc. ..................................................  100 ............  DE ........  003/92-1228666
       Offshore Food Service, Inc. .........................................  100 ............  LA ........  027/72-0535141
              Gulf Coast Catering Company, Inc. ............................  100 ............  LA ........  028/13-3537164
       Ogden Attractions, Inc. .............................................  100 ............  DE ........  /13-3934857
       Ogden-Burtco Services, Inc. .........................................  100 ............  WA ........  042/92-0022939
              Alpine Food Products, Inc. ...................................  100 ............  WA ........  041/91-0760148
              Ogden HCI Services ...........................................   60 ............
 Ogden Facility Management Corporation of West Virginia ....................  100 ............  WV ........  55-0459949
 Ogden Film and Theater, Inc. ..............................................  100 ............  DE ........  /13-3934858
 Ogden Food Service Corporation of Milwaukee ...............................  100 ............  WI ........  063/13-2783130
 Ogden Leisure, Inc. .......................................................  100 ............  DE ........  54-0848368
 Ogden Allied Abatement & Decontamination Service, Inc. ....................  100 ............  NY ........  144*/13-3429112
 Ogden Allied Maintenance Corporation ......................................  100 ............  NY ........  010*/13-65939
       *ARA Sunset Airport Systems, Inc. ...................................  100 ............  CA ........  152*/95-2959114
        Datacom Custom Manufacturing, Inc. .................................  100 ............  NY ........  086*/13-2629642
        (F/K/A ATLANTIC DESIGN COMPANY, INC.)
        Lenzar Electro-Optics, Inc. ........................................  100 ............  DE ........  175/59-3063752
        Ogden Allied Payroll Services, Inc. ................................  100 ............  NY ........  063*/13-6160158
        Ogden Aviation Distributing Corp. ..................................  100 ............  NY ........  046*/13-1835320
       *Ogden Aviation Fueling Company of Atlanta, Inc......................  100 ............  GA ........  129*/13-3054674
        Ogden Aviation Service Company of Colorado, Inc. ...................  100 ............  CO ........  104*/13-2694899
       *Ogden Aviation Service Company of Hawaii, Inc. .....................  100 ............  HI ........  107*/13-2706452
       *Ogden Aviation Fueling Company of Virginia, Inc. ...................  100 ............  DE ........  038*/13-1954027
       *Ogden Aviation Security Services, Inc. .............................  100 ............  DE ........  013/13-3876173
       *Ogden Aviation Security Services of Indiana, Inc. ..................  100 ............  IN ........  163*/13-3606125
        Ogden Aviation, Inc. ...............................................  100 ............  DE
          Oden Allied Maintenance Securities, Inc. .........................  100 ............  DE ........  004*/51-0102045
            Kansas City International Fueling Facilities Corporation .......  100 ............  MO ........  080*/13-2604290
            LaGuardia Fuel Facilities Corporation ..........................  100 ............  NY ........  100*/13-2660143
            Lambert Field Fueling Facilities Corporation ...................  100 ............  DE ........  057*/13-6116279
            Love Field Fueling Facilities Corporation ......................  100 ............  TX ........  058*/13-6116341
            Newark Automotive Fuel Facilities Corporation ..................  100 ............  NJ ........  114*/13-2806865
            Philadelphia Fuel Facilities Corporation .......................  100 ............  PA ........  097*/13-2671427
          Ogden Asia Pacific Services, Inc. ................................  100 ............  DE ........  134/13-3793247
          (SEE ATTACHMENT A FOR FOREIGN SUBSIDIARIES)
          Ogden Central and South America, Inc. ............................  100 ............  DE ........  135/13-3793248

          (SEE ATTACHMENT A FOR FOREIGN SUBSIDIARIES)
          Ogden Aviation Services, Inc. ....................................  100               DE           015/13-3846270
          Ogden Aviation Fueling Company, Inc. .............................  100               DE           012*/13-5564521
          Ogden Aviation Fueling Company of Houston, Inc. ..................  100               TX           068*/13-2557861
          Ogden Aviation Fueling Company of St  Louis, Inc. ................  100               DE           025*/13-5665586
          Ogden Aviation Fueling Company of Texas, Inc. ....................  100               TX           024*/13-5661328

*The following companies are in the process of being merged into Ogden Allied Maintenance Corporation


Company                                                                         %            Domestic       Co. Code/
-------                                                                     Ownership         State           E.I.N.
                                                                            ---------         -----           ------

          Ogden Aviation Service Company of Kansas City, Inc. ..............  100 ............  MO ........  118*/13-2942892
          Ogden Aviation Service Company of New Jersey, Inc. ...............  100 ............  NJ ........  003*/13-5565924
          Ogden Aviation Service Company of New York, Inc. .................  100 ............  NY ........  007*/13-5565925
          Ogden Aviation Service Company of Pennsylvania, Inc. .............  100 ............  PA ........  018*/13-2749962
          Ogden Aviation Service Company of Texas, Inc. ....................  100 ............  DE ........  019*/13-5649342
          Ogden Aviation Service Company of Washington, Inc. ...............  100 ............  DE ........  011*/13-5581082
          Ogden Aviation Service International Corporation. ................  100 ............  NY ........  006*/13-5565926
                 Ogden Aviation Services of Puerto Rico, Inc. ..............  100 ............  DE ........  177/13-3634105
       Ogden International Europe Inc. .....................................  100 ............  DE/U S.A. ..  164/13-88536
       (SEE ATTACHMENT A FOR FOREIGN SUBSIDIARIES)

       Ogden Aviation Terminal Services, Inc. ..............................  100 ............  MA ........  005*/13-5565923
       Ogden Flight Services Group, Inc. ...................................  100 ............  DE ........  51-0387567
             Flight Services Properties, Inc. ..............................  100 ............  DE ........
       Ogden Texas Ground Services, Inc. ...................................  100 ............  DE ........  13-3889795
       Ogden New York Services, Inc. .......................................  100 ............  NY ........  020/13-5623889
       Ogden Pipeline Services Corporation .................................  100 ............  DE ........  125*/13-2949046
     Ogden Cisco, Inc. .....................................................  100 ............  DE ........  157*/13-3670141
     Ogden Communications, Inc. ............................................  100 ............  DE ........  130/13-3793364
     Ogden Facility Holdings, Inc. .........................................  100 ............  DE ........  13-3852102
       Ogden Facility Services, Inc. .......................................  100 ............  DE ........  13-3773192
 1OCSA Financing Services, Inc. ............................................  100 ............  DE ........  PENDING
    (SEE ATTACHMENT A FOR FOREIGN SUBSIDIARIES)

 Ogden Logistics Services ..................................................

 Ogden Entertainment, Inc. .................................................  100 ............  DE ........  001/11-2145117
     The Metropolitan Entertainment Co , Inc. ..............................   50 ............  NJ ........  22-1968974
             Woodstock '99, L.L.C. .........................................   45 ............  NY ........  13-4041861
     Ogden-MEI, L L C ......................................................   50 ............  DE ........  13-4022873
     Ogden Park Management, Inc. ...........................................  100 ............  DE ........  52-2096960
        Ogden Entertainment of Florida, Inc. ...............................  100 ............  DE ........  /13-3877904
        Ogden Parks - Carolina, Inc. .......................................  100 ............  DE ........  52-2153227
        Ogden Parks - Poway, Inc. ..........................................  100 ............  DE ........  52-2153532
        Ogden Parks - Riverside, Inc. ......................................  100 ............  DE ........  52-2153530
               Castle Amusement Park .........................................................  CA ........
        Ogden Parks - San Jose, Inc. .......................................  100 ............  DE ........  52-2153222
        Ogden Parks - San Dimas, Inc. ......................................  100 ............  DE ........  95-4128198
               Raging Waters Group, Inc. (San Dimas) .......................  100 ............  CA ........
        Wet `n Wild International, Inc. ....................................  100 ............  NV
        Wet `n Wild, Inc. ..................................................  100 ............  TX
        Wet `n Wild Nevada, Inc. ...........................................  100 ............  NV
        I & S Consultants, Inc. ............................................  100 ............  IL ........  36-3241812


Company                                                                         %            Domestic       Co. Code/
-------                                                                     Ownership         State           E.I.N.
                                                                            ---------         -----           -----
    Jazzland, Inc. .........................................................  100 ............  DE ........  52-2096960
    Ogden Facility Management Corporation ..................................  100 ............  NY ........  098/13-3282969
        Ogden Facility Management of Huntington ............................  100 ............  WV ........  13-3852104
        Ogden Facility Management Corporation of Iowa ......................  100 ............  IA ........  007/13-3444248
        Ogden Facility Management Corporation of Pensacola .................  100 ............  FL ........  006/13-3245048
        Ogden Event Security Services, Inc. ................................  100 ............  NY ........  011/13-3428320

--------
(1) Name to be changed to Ogden Transition Corporation

           Ogden Facility Management of Alaska, Inc. .......................  100 ............  AK .......  058/92-0097503
   Ogden Facility Management Corporation of Anaheim ........................  100 ............  CA .......  060/13-3526194
   Ogden Food Service Corporation ..........................................  100 ............  DE .......  023/23-0404985
           Ogden Confection Corporation ....................................  100 ............  DE .......  039/36-2392940
           Ogden Food Service Corporation of Kansas ........................  100 ............  KS .......  0032/13-3703705
           Ogden Food Service Corporation of Texas .........................  100 ............  TX .......  092/74-1310443
           Ogden Food Service Corporation of Wisconsin .....................  100 ............  WI .......  056/39-0912345
           Ogden American Food Services, Inc. ..............................  100 ............  OH .......  008/34-4197320
           Shoreline Operating Company, Inc.                                  100 ............  CA .......  77-0484063
           Veterans Stadium Assoc , LP                                         82 ............ ...........
           Ogden Allied Lakewood Assoc.                                        65 ............  GA .......
   Top of the World @ the World Trade Center, LP                               90 ............  NY .......
   The Victor/Victoria Company, LP ....                                                         NY .......
Ogden Firehole Entertainment Corp. .........................................  100 ............  DE .......  13-3516164
Ogden Technology Services Corporation ......................................  100 ............  DE .......  13-3977971
   Applied Data Technology, Inc. ...........................................  100 ............  CA .......  33-0297326
   ADT Global Services, Inc. (formerly Ogden Range Services, Inc.) .........  100 ............  DE .......  169/13-3712961
           Logistics Operations, Inc. ......................................  100 ............  VA .......  164/13-3977972
   Ogden Support Services, Inc. ............................................  100 ............  DE .......  165*/13-3688521
   Spectra Enterprises Association, LP .........................................  4.316241

* For payroll/personnel, add 200 to codes of Maintenance companies ONLY

                                  ATTACHMENT A
                  OGDEN CORPORATION - FOREIGN SUBSIDIARIES LIST


Company                                                                         %                 Domestic              Co.  Code/
-------                                                                     Ownership           State/Country             E.I.N.
                                                                            ---------           -------------             ------
Ogden Corporation ............................................................................  DE/U.S.A
  Aeropuertos Argentina 2000 S.A ............................................  28 ............  Argentina
  Compania de Desarrollo Aeropuerto Eldorado, S.A. (CODAD, S.A.) ............  21 ............  Colombia
  Ogden Services Corporation ...............................................  100 ............  DE/U.S.A ................. 141
     Ogden Allied Maintenance Corporation ..................................  100 ............  NY/U.S.A
             Datacom Custom Manufacturing, Inc. ............................  100 ............  NY/U.S.A
                      Datacom de Mexico, S.A.  de C.V ......................  100 ............  Mexico
  Ogden Aviation, Inc ......................................................  100 ............  DE
    Allied Aviation Services Company of Newfoundland, Ltd. .................  100 ............  Canada ................... 022
    Ogden Asia Pacific Services, Inc. ......................................  100 ............  DE/U.S.A
      Ogden Asia Pacific Hong Kong Branch ..................................  N/A ............  Hong Kong
      HO/Ogden Investimentos e Transportes, Limitada .......................   51 ............  Macau
             MasCargo (Macau) Company Limited ..............................    7.65 .........  Macau
      IEA of Japan Company Ltd. ............................................   50 ............  Japan
      MASC/Ogden Aviation Services (Macau) Limited .........................   29 ............  Macau
      Ogden Asia Pacific Holding Limited ...................................  100 ............  British Virgin Islands
             Ogden Aviation (Asia Pacific) Limited .........................   80.1 ..........  British Virgin Islands
                  Ogden Aviation (Hong Kong) Limited .......................  100 ............  Hong Kong
      Ogden Aviation Services (NZ) Limited .................................  100 ............  New Zealand .............. 156
      Ogden International Facilities Corporation (Asia Pacific) Pty Ltd. ...  100 ............  Australia ................ 172
         Ogden International Facilities Corporation (Australia) Pty Ltd. ...  100 ............  Australia
            International Facilities Corporation (Cairns) Pty Ltd. .........  100 ............  Australia
            International Facilities Corporation (NZ) Pty Ltd. .............  100 ............  New Zealand .............. 156
            International Facility Corporation (Newcastle) Ltd. ............  100               Australia
            International Facility Corporation (Hong Kong) Pty Ltd. ........  100 ............  Hong Kong
            International Facility Corporation (Brisbane) Pty Ltd. .........  100 ............  Australia
            International Facility Corporation (Sydney) Pty Ltd. ...........  100 ............  Australia
            International Facility Corporation (Sydney Arena) ..............  100 ............  Australia
            International Facility Corporation (Melbourne) .................  100 ............  Australia
    Ogden Aviation Services, Inc. ..........................................  100 ............  DE/U.S.A
      Ogden Aviation Service Company of New York, Inc. .....................  100 ............  NY/U.S.A ................. 007
             Ogden Ground Services, Inc. ...................................  100 ............  DE/U.S.A ................. 146
                  Air Aruba/Ogden Ground Services N.V ......................   49 ............  Aruba
    Ogden Cargo Limited ....................................................  100 ............  U.K.
      Air Cargo Enterprises Limited ........................................   50 ............  U.K.
      SkyCare Limited ......................................................  100 ............  U.K.
      UTE No. 1 ............................................................   30 ............  Spain
      UTE No. 2 ............................................................   30 ............  Spain
    Ogden Central and South America, Inc. ..................................  100 ............  DE/U.S.A
      Americana Entertainment N.V ..........................................  100 ............  Aruba
      Ogden Argentina, S.A .................................................  100 ............  Argentina
             Ogden Rural S.A ...............................................   50 ............  Argentina
      Ogden Aviation Services (Chile) Ltda .................................   99 ............  Chile .................... 158
                 (1% held by Ogden Asia Pacific Services Inc.)  ............
             Aviation Services Leader S.A ..................................  100 ............  Chile .................... 185
      Aeropuertos Dominicanos SigloXXI, S.A ................................  100 ............  Dominican Rep.
      Ogden Aviation Services Dominicana, S.A ..............................   99 ............  Dominican Rep.
      TRUST ................................................................  100 ............  Panama
             Ogden Aviation Services (Panama) Corp. ........................   85 ............  Panama ................... 171
             Ogden Services (Albrook) Corp.  (MAG) .........................   85 ............  Panama
      Ogden Aviation Services (Venezuela), S.A .............................  100 ............  Venezuela ................ 168
             Ogden Ground Services Caracas, C A ............................  100 ............  Venezuela ................ 182
      Ogden do Brazil Participacoes S/C Ltda. ..............................  100 ............  Brazil ................... 174
             Ogden - Servicos de Atendimento Aeroterrestre Ltda. ("SERVAIR")  100 ............  Brazil
             Ogden Alimentos Comercio e Servicoes Ltda. ....................  100 ............  Brazil
      Ogden Ground Services, Inc.  (St. Thomas) ............................  100 ............  Virgin Islands ........... 155
      Ogden Ground Services de Mexico, S.A.  de C.V (formerly "SEITSA") ....  100 ............  Mexico ................... 150

         Ogden Peru, S.R.L .................................................  100 ............  Peru
                Ogden & Talma Aviation Services of Peru, S.A ...............   50 ............  Peru
         Ogden Saint Maarten Ground Services N.V ...........................  100 ............  Netherlands Antilles
         SEITSA Leasing, S.A.  de C.V ......................................   94.9 ..........  Mexico ................... 183
         Compania Legir S.A ................................................  100 ............  Uruguay
             Irodel ........................................................  100 ............  Uruguay
                  Ogden Holdings S.A .......................................  100* ...........  Argentina
                    *(11,999 shares owned by Irodel & 1 share by Legir)
                       Casino Iguazu, S.A ..................................  100 ............  Argentina
             Menezul, S.A ..................................................  100 ............  Uruguay
             Ogden Aeropuertos R D , S.A ...................................  100 ............  Uruguay
             Modigold, S.A .................................................  100 ............  Uruguay
             Ogden PSM Ltda ................................................   50 ............  Brazil
   Ogden International Europe Inc. .........................................  100 ............  DE/U S.A. ................ 164
          Ogden Holdings B.V ...............................................  100 ............  Netherlands .............. 166
             Financiere Transair, S.A ......................................   94.72 .........  France
             Aeroporti Di Roma Handling S.p.A  (ADR Handling) ..............   49 ............  Italy
             Ogden Bulgarian Aviation Services LTD (OBAS) ..................   84 ............  Bulgaria
             Ogden Aviation (Philippines) B.V ..............................  100 ............  Netherlands
                  MacroAsia Aviation Services Corporation ..................   30 ............  Philippines
             Compania General de Sondeos CGS, S.A ..........................  100 ............  Spain .................... 191
             Ogden Hellenic Aviation S.A ...................................   51 ............  Greece
             Czech-Ogden Airhandling s r o .................................   75 ............  Czech .................... 162
             Ogden Aviation (Schiphol) B.V .................................  100 ............  Netherlands .............. 161
                  Ogden Cargo B.V ..........................................  100 ............  Netherlands
             Ogden Spain S.A ...............................................  100 ............  Spain1 ..............  59/A07568876
             Ogden Entertainment Services Portugal, S.A ....................  100 ............  Portugal ................  160
             Ogden Entertainment Services Spain, S.A .......................  100 ............  Spain
                  Estadio Olimpico de Sevilla, S.A ......................... 15.9 ............  Spain
             Graecor Beteiligungsverwaltungs GmbH ..........................  100 ............  Austria
                  Ogden Rhino Management Company Ltd. ......................   50 ............  Isle of Man
             Ogden Holdings (Deutschland) GmbH .............................  100 ............  Germany .................  192
                  Ogden Allied Services GmbH ...............................  100 ............  Germany .................  138
                  Ogden Aviation Services GmbH .............................  100 ............  Germany .................  193
                  Ogden Entertainment (Oberhausen) GmbH ....................  100 ............  Germany .................  194
                  Ogden Tegel Verwaltungs GmbH (formerly DAN
                  AIR Services GmbH) .......................................  100 ............  Germany .................  195
                       Tegel Aircraft Handling GmbH ........................  100 ............  Germany .................  196
             Ogden Power Agua y Energia Torre Pacheco, S.A .................   83.3 ..........  Spain
             Ogden Romanian Aviation Services, S.A .........................   85 ............  Romania
             Parque Isla Magica, S.A ........................................  26.12 .........  Spain
   Ogden Services of Canada Inc. ...........................................  100 ............  Canada ..................  054
         Cafas Inc. ........................................................  100 ............  Canada ..................  028
             Airconsol Aviation Services Ltd. -
             Les Services D'Aviation Airconsol Limitee .....................  100 ............  Canada ..................  115
                    Ogden Ground Services (Canada) Ltd. ....................  100 ............  Canada
                           Aircraft Services Limited .......................  100 ............  Canada ..................  189
             Consolidated Aviation Fueling of Toronto Limited ..............  100 ............  Ontario .................  052
 Ogden Facility Holdings, Inc. .............................................  100 ............  DE/U S.A.
          Ogden Facility Services, Inc. ....................................  100 ............  DE/U.S.A.
                Ogden Servicios de Seguridad, S.A ..........................  100 ............  Costa Rica
Ogden Aviation Services Limited ............................................  100 ............  U.K. ...........  186/2176414259610
**  Ogden Aviation Engineering Limited .....................................  100 ............  U.K. ....................  188
    Ogden Entertainment Services (UK) Ltd. .................................  100 ............  U.K. ....................  015
           Ogden Ice Hockey Limited ........................................  100 ............  U.K.
                 Ice Hockey Super League Ltd. ..............................   12.5 ..........  U.K.
                 Manchester Storm, Ltd. ....................................  100 ............  U.K.
           Hallogen, Ltd. ..................................................   50 ............  U.K.

Company                                                                 %             Domestic       Co.  Code/
-------                                                             Ownership       State/Country      E.I.N.
                                                                    ---------       -------------      ------
Ogden Entertainment, Inc. ...........................................  100 ..........  DE/U.S.A.
 Culemburg Metropole Casino (Proprietary) Limited ...................  100 ..........  South Africa
 Alls Fair Investments (Proprietary) Limited ........................  100 ..........  South Africa
 Ogden Entertainment Services (Canada) Inc. -
   Services de Divertissements Ogden (Canada) Inc. ..................  100 ..........  Canada ......... 012
    Ogden Gaming of Ontario, Inc. ...................................  100 ..........  Canada
          Diamond Gaming of Ontario, Inc. ...........................  45 ...........  Canada
    Ogden Palladium Services (Canada) Inc. ..........................  100 ..........  Canada
 Ogden Entertainment Services de Mexico, S.A.  de C.V ...............  100 ..........  Mexico
 Servicios de Alimentos Bebidas Especializados, S.A.  de CV .........  100 ..........  Mexico
 Ogden Park Management, Inc. ........................................  100 ..........  DE
    Wet `n Wild International, Inc. .................................  100 ..........  NV
       Wet `n Wild Do Brasil, Ltda ..................................  100 ..........  Brasil
       Wet `n Wild Metodo Operadora se Parques ......................  50 ...........  Brasil
       Wet `n Wild Ribeirao Preto, Ltda .............................  100 ..........  Brasil

** COMPANY HAS BEEN SOLD DURING THE MONTH OF NOVEMBER

                                  ATTACHMENT B
          OGDEN ENERGY GROUP, INC  - U S  AND FOREIGN SUBSIDIARIES LIST

                                                                              PERCENT
COMPANY                                                                       OWNERSHIP         INCORP            E.I.N.
-------                                                                       ---------         ------            ------

Ogden Energy Group, Inc. ...................................................  100 ............  Delaware .......  13-3939460
   OGDEN ENERGY GROUP DO BRASIL LTDA .......................................  100(f) .........  BRAZIL .........
  02.310.557/0001-54
   Ogden Projects, Inc. ....................................................  100 ............  Delaware .......  13-3213657
   Ogden Energy, Inc. ......................................................  100 ............  Delaware .......  22-3405522
      OGDEN MADHYA PRADESH OPERATING PRIVATE LIMITED .......................  100 ............  INDIA ..........      NA
      OGDEN PHILIPPINES OPERATING, INC .....................................  100 ............  CAYMAN ISLANDS .      NA
     Ogden Energy West, Inc. ...............................................  100 ............  Delaware .......      NA
       Ogden Energy Sao Jeronimo, Inc. .....................................  100 ............  Delaware .......      NA
              MECARIL S.A ..................................................  100 ............  URUGUAY ........      NA
       Ogden Power Corporation .............................................  100 ............  Delaware .......  54-1732981
          Geothermal, Inc. .................................................  100 ............  Virginia .......  54-1504703
          Imperial Power Services, Inc. ....................................  100 ............  California .....  95-3677245
          New Martinsville Hydro-Operations Corporation ....................  100 ............  West Virginia ..  31-1275468
          Ogden Brandywine Operations, Inc. ................................  100 ............  Delaware .......  54-1740297
          Ogden Geothermal Operations, Inc. ................................  100 ............  Delaware .......  54-1607228
          Ogden Hydro Operations, Inc. .....................................  100 ............  Tennessee ......  52-1661862
          Ogden Oil & Gas, Inc. ............................................  100 ............  Delaware .......  54-1734589
          Ogden Power Equity Corporation ...................................  100 ............  Delaware .......  54-1504746
              Catalyst New Martinsville Hydroelectric Corporation ..........  100 ............  Delaware .......  13-3372123
              ERC Energy, Inc. .............................................  100 ............  Delaware .......  54-1523295
               Heber Loan Partners .........................................
                  Heber Geothermal Co ......................................
              Ogden Heber Field Energy, Inc. ...............................  100 ............  Delaware .......  54-1611569
                  Ogden Heber Field Co .........................................................................
              Ogden Hydro Energy, Inc. .....................................  100 ............  Delaware .......  54-1606911
     Ogden Power International Holdings, Inc. ..............................  100 ............  Delaware .......  54-1742808
         EDISON BATAAN COGENERATION CORPORATION ............................  100 ............  PHILIPPINE .....      NA
         HIDRO OPERACIONES DON PEDRO S.A ...................................  100 ............  COSTA RICA .....      NA
         ISLAND POWER CORPORATION ..........................................   40(d) .........  PHILIPPINE .....      NA
         HUNGARIAN-AMERICAN GEOTHERMAL LIMITED LIABILITY COMPANY ...........  37.5(g) ........  HUNGARY ........      NA
         LINASA COGENERACION Y ASOCIADOS, S L ..............................   50(e) .........  SPAIN ..........  B30556484
           OGDEN ENERGY INDIA INVESTMENTS LTD ..............................  100 ............  MAURITIUS ......      NA
              OGDEN CHINESE INVESTMENTS LTD ................................  100 ............  MAURITIUS ......  98-0183946
                OGDEN ENERGY CHINA (ALPHA) LTD .............................  100 ............  MAURITIUS ......  98-0183947
                OGDEN ENERGY CHINA (BETA) LTD ..............................  100 ............  MAURITIUS ......  98-0183949
                OGDEN ENERGY CHINA (DELTA) LTD .............................  100 ............  MAURITIUS ......  98-0183951
                OGDEN ENERGY CHINA (GAMMA) LTD .............................  100 ............  MAURITIUS ......  98-0183952
              OGDEN ENERGY OF BONGAIGAON PRIVATE LIMITED ...................  100 ............  INDIA ..........      N/A
              OGDEN ENERGY INDIA (CBM) LIMITED .............................  100 ............  MAURITIUS ......      NA
              OGDEN TAIWAN INVESTMENTS LIMITED .............................  100 ............  MAURITIUS ......      NA
         OGDEN ENERGY PHILIPPINE HOLDINGS, INC .............................  100 ............  PHILIPPINES ....      NA
         OPI Quezon, Inc. ..................................................  100 ............  Delaware .......  13-3670144
                OGDEN POWER DEVELOPMENT - CAYMAN, INC ......................  100 ............  CAYMAN ISLANDS        NA
                     QUEZON POWER, INC  (NEW DVLPMNT. CO.) .................   27.5(b) .......  CAYMAN ISLANDS        NA
                      (f/k/a OGDEN QUEZON POWER, INC - OLD DVLPMNT. CO.)
             Ogden Power Development, Inc. .................................  100 ............  Delaware .......  13-3662254
                    Ogden Power Development of Bolivia, Inc. ...............  100 ............  Delaware .......  13-3852464
                          OPDB, LTD ........................................  100 ............  CAYMAN ISLANDS        NA
             OGDEN ENERGY ASIA PACIFIC LIMITED .............................  100(a) .........  HONG KONG ......      NA
                    (f/k/a OGDEN PROJECTS ASIA PACIFIC LIMITED)
       Ogden Power Pacific, Inc.  (f/k/a Pacific Energy) ...................  100 ............  California .....  95-3845189
                Burney Mountain Power ......................................  100 ............  California .....  94-3149256
                Mammoth Geothermal Company .................................  100 ............  California .....  95-4311279
                Mammoth Power Company ......................................  100 ............  California .....  95-4484066
                Mt. Lassen Power ...........................................  100 ............  California .....  94-3149255
                Ogden Power Plant Operations ...............................  100 ............  California .....  95-4497795
                         (f/k/a Pacific Power Plant Operations)
                Pacific Energy Resources Incorporated ......................  100 ............  California .....  95-3499702
                Pacific Geothermal Company .................................  100 ............  California .....  95-3950189
                Pacific Hydropower Company .................................  100 ............  California .....  95-3734859
                Pacific Oroville Power, Inc. ...............................  100 ............  California .....  95-3987027
      Pacific Penobscot Power Company ............................  100 ............  Maine ........... 85-4055394

                                                                              PERCENT
COMPANY                                                                       OWNERSHIP         INCORP               E.I.N.
-------                                                                       ---------         ------               ------
Ogden Energy Group, Inc. (cont.)
 Ogden Projects, Inc. (cont.)
                    Pacific Recovery Corporation ...........................  100 ...........  California ....  95-4080088
                    Pacific Wood Fuels Company .............................  100 ...........  California ....  95-4046356
                    Pacific Wood Services Company ..........................  100 ...........  California ....  95-4497794
                    Penstock Power Company .................................  100 ...........  California ....  95-4250440
                    8309 Tujunga Avenue Corp ...............................  100 ...........  California ....  95-4130759
           Ogden Rosemary Operations, Inc. .................................  100 ...........  Delaware ......  22-3433655
           Ogden SIGC Energy, Inc. .........................................  100 ...........  Delaware ......  54-1742810
                    AMOR 14 Corporation ....................................  100 ...........  Delaware ......  88-0243401
           Ogden SIGC Energy II, Inc. ......................................  100 ...........  California ....  54-1742553
           Ogden SIGC Geothermal Operations, Inc. ..........................  100 ...........  California ....  54-1645557
           Three Mountain Power, LLC .......................................  100 ...........  Delawaare .....  22-3604711
Ogden Environmental and Energy Services Co , Inc. ..........................  100 ...........  Delaware ......  52-1594168
  Analytical Technologies, Inc. ............................................  100 ...........  Delaware ......  95-3705905
         G A Technical Services, Inc. ......................................  100 ...........  Tennessee .....  62-1238177
  Multiple Dynamics Corporation ............................................  100 ...........  Michigan ......  38-2278155
  Ogden Environmental and Energy Services Co , Inc.  of Ohio ...............  100 ...........  Ohio ..........  31-1357919
  Ogden Environmental and Engineering Services Co , Inc. ...................  100 ...........  North Carolina   56-0840101
  Ogden Environmental Federal Services Co , Inc. ...........................  100 ...........  Delaware ......  54-1694984
         (f/k/a Ogden Environmental Services Alaska Co , Inc.)
  Ogden Engineering and Construction, Inc. .................................  100 ...........  Florida .......  59-2661991
        (f/k/a Ogden Remediation Services Co , Inc.)
  OGDEN UMWELT UND ENERGIE SYSTEME GMBH ....................................  100 ...........  GERMANY .......       NA
         IEAL ENERGIE & UMWELT CONSULT, GMBH ...............................  100 ...........  GERMANY .......       NA
  OLMEC INSURANCE, LTD ...................................................... 100 ...........  BERMUDA .......       NA
Ogden Martin Operations of Union, LLC ......................................  100(i) ........  New Jersey ....  22-3596572
Ogden Waste to Energy, Inc. ................................................  100 ...........  Delaware ......  13-3871973
   Ogden Energy Resource Corp ..............................................  100 ...........  Delaware ......  63-0837475
   Ogden Martin Systems, Inc. ..............................................  100 ...........  Delaware ......  13-3162629
          Ogden Engineering Services, Inc. .................................  100 ...........  New Jersey ....  13-3284896
          Ogden Marion Land Corp ...........................................  100 ...........  Oregon ........  13-3369730
          Ogden Martin Systems of Alexandria/Arlington, Inc. ...............  100 ...........  Virginia ......  58-1594213
          OMS Equity of Alexandria/Arlington, Inc. .........................  100 ...........  Virginia ......  13-3389573
          Ogden Martin Systems of Babylon, Inc. ............................  100 ...........  New York ......  13-3246689
          Ogden Martin Systems of Bristol, Inc. ............................  100 ...........  Connecticut ...  13-3246723
          Ogden Martin Systems of Clark, Inc. ..............................  100 ...........  Ohio ..........  11-3140377
          OMSC One, Inc. ...................................................  100 ...........  Delaware ......  13-3690804
          OMSC Two, Inc. ...................................................  100 ...........  Delaware ......  13-3690801
          OMSC Three, Inc. .................................................  100 ...........  Delaware ......  13-3690806
          OMSC Four, Inc. ..................................................  100 ...........  Delaware ......  13-3690807
          Ogden Martin Systems of Fairfax, Inc. ............................  100 ...........  Virginia ......  13-3410434
          Ogden Martin Systems of Haverhill, Inc. ..........................  100 ...........  Massachusetts .  13-3375647
                   Haverhill Power, Inc. ...................................  100 ...........  Massachusetts .  04-2908628
                   LMI, Inc. 100 ..............................................  Massachusetts 04-2943947
                   Ogden Omega Lease, Inc. .................................  100 ...........  Delaware ......  13-3028120
          Ogden Haverhill Properties, Inc. .................................  100 ...........  Massachusetts .  13-3382130
          Ogden Martin Systems of Hillsborough, Inc. .......................  100 ...........  Florida .......  13-3228206
          Ogden Martin Systems of Huntington, Inc. .........................  100 ...........  New York ......  13-3394817
          Ogden Martin Systems of Huntington Resource Recovery One Corp ....  100 ...........  Delaware ......  06-1260495
          Ogden Martin Systems of Huntington Resource Recovery Two Corp ....  100 ...........  Delaware ......  06-1260497
          Ogden Martin Systems of Huntington Resource Recovery Three Corp ..  100 ...........  Delaware ......  06-1260498
          Ogden Martin Systems of Huntington Resource Recovery Four Corp ...  100 ...........  Delaware ......  06-1260489
          Ogden Martin Systems of Huntington Resource Recovery Five Corp ...  100 ...........  Delaware ......  06-1260492
          Ogden Martin Systems of Huntington Resource Recovery Six Corp ....  100 ...........  Delaware ......  13-3629151
          Ogden Martin Systems of Huntington Resource Recovery Seven Corp ..  100 ...........  Delaware ......  13-3631168
          Ogden Martin Systems of Huntsville, Inc. .........................  100 ...........  Alabama .......  13-3456026
          Ogden Martin Systems of Indianapolis, Inc. .......................  100 ...........  Indiana .......  13-3977970
          Ogden Martin Systems of Kent, Inc. ...............................  100 ...........  Michigan ......  13-3369158
          NRG/Recovery Group, Inc.  (f/k/a Ogden Martin Systems of Lake,
          Inc.) ............................................................  100 ...........  Florida .......  13-3482491
          Ogden Martin Systems of Lancaster, Inc. ..........................  100 ...........  Pennsylvania ..  13-3408215

                                                                              PERCENT
COMPANY                                                                       OWNERSHIP         INCORP               E.I.N.
-------                                                                       ---------         ------               ------
Ogden Energy Group, Inc. (cont.)
 Ogden Projects, Inc. (cont.)
     Ogden Martin Systems of Lawrence, Inc. ...................................  100 .........  Massachusetts .....  13-3714674
     Ogden Martin Systems of Lee, Inc. ........................................  100 .........  Florida ...........  13-3557826
     Ogden Martin Systems of Long Island, Inc. ................................  100 .........  Delaware ..........  11-3081090
     Ogden Martin Systems of Marion, Inc. .....................................  100 .........  Oregon ............  91-1246805
     Ogden Martin Systems of Mercer, Inc. .....................................  100 .........  New Jersey ........  13-3431734
     Ogden Martin Systems of Montgomery, Inc. .................................  100 .........  Maryland ..........  13-3547268
     Ogden Martin Systems of Onondaga, Inc. ...................................  100 .........  New York ..........  13-3528458
     Ogden Martin Systems of Onondaga Two Corp ................................  100 .........  Delaware ..........  13-3690841
     Ogden Martin Systems of Onondaga Three Corp ..............................  100 .........  Delaware ..........  13-3690843
     Ogden Martin Systems of Onondaga Four Corp ...............................  100 .........  Delaware ..........  13-3690838
     Ogden Martin Systems of Onondaga Five Corp ...............................  100 .........  Delaware ..........  13-3684127
     OMS Onondaga Operations, Inc. ............................................  100 .........  Delaware ..........  13-3714674
     Ogden Martin Systems of Pasco, Inc. ......................................  100 .........  Florida ...........  13-3447536
     Ogden Martin Systems of San Bernardino, Inc. .............................  100 .........  California ........  13-3397879
     Ogden Martin Systems of Stanislaus, Inc. .................................  100 .........  California ........  13-3315310
     OMS Equity of Stanislaus, Inc. ...........................................  100 .........  California ........  13-3436232
     Ogden Martin Systems of Tampa, Inc. ......................................  100 .........  Florida ...........  22-3603324
     Ogden Martin Systems of Tulsa, Inc. ......................................  100 .........  Oklahoma ..........  13-3203172
     Ogden Martin Systems of Union, Inc. ......................................  100 .........  New Jersey ........  13-3323867
     OGDEN WASTE TO ENERGY, Ltd. (Formerly Ogden Martin Systems, Ltd.) .......   100 .........  ONTARIO ...........       NA
              OGDEN MARTIN SYSTEMS OF NOVA SCOTIA, LTD ........................  100 .........  NOVA SCOTIA .......       NA
  Ogden Projects of Haverhill, Inc. ...........................................  100 .........  Massachusetts .....  13-3522006
  Ogden Wallingford Associates, Inc. ..........................................  100 .........  Connecticut .......  13-3494166
  OGDEN WASTE TO ENERGY ASIA INVESTMENTS ......................................  100 .........  MAURITIUS .........       NA
  Ogden Waste to Energy of Italy, Inc.                                           100 .........  Delaware ..........  22-3564096
         AMBIENTE 2000 S.r.l ..................................................  40(h) .......  ITALY .............       NA
  Ogden Waste Treatment Services, Inc. ........................................  100 .........  Delaware ..........  13-3362679
         Ogden Waste Solutions, Inc. ..........................................  100 .........  Delaware ..........  22-3557169
  Ogden Waste Treatment Services USA, Inc. ....................................  100 .........  Delaware ..........  13-3940678
  OPW Associates, Inc. ........................................................  100 .........  Connecticut .......  13-3487064
  OPWH, Inc. ..................................................................  100 .........  Delaware ..........  13-3592054
  RRS Holdings Inc. ...........................................................  100 .........  Delaware ..........  13-3697005
     Michigan Waste Energy, Inc. ..............................................  100 .........  Delaware ..........  06-1331600
     Oahu Waste Energy Recovery, Inc. .........................................  100 .........  California ........  95-2638052
     Ogden Projects of Hawaii, Inc. ...........................................  100 .........  Hawaii ............  99-0230284
     Resource Recovery Systems of Connecticut, Inc. ...........................  100 .........  Connecticut .......  13-3696927
  OPI CARMONA LIMITED .........................................................  100 .........  CAYMAN ISLANDS ....       NA
  OPI CARMONA ONE LIMITED .....................................................  100 .........  CAYMAN ISLANDS ....       NA
Ogden Energy Engineering, Inc.  (f/k/a Ogden Projects Americas, Inc.) .........  100 .........  Delaware ..........  13-3795624
Ogden Projects Holdings, Inc. .................................................  100 .........  Delaware ..........  13-3640508
Ogden Water Holdings, Inc. ....................................................  100 .........  Delaware ..........  13-3779130
   Ogden Water Systems, Inc. ..................................................  100 .........  Delaware ..........  13-3756577
        Ogden Yorkshire Acquisition, Inc. .....................................  100 .........  Delaware ..........  13-3806665
                 Cunningham Environmental Support, Inc. .......................  100 .........  New York ..........  16-1386872
        Ogden Yorkshire Water of Bessemer, Inc. ...............................  100 .........  Delaware ..........  22-3405521
        OGDEN YORKSHIRE WATER OF CANADA, Ltd. .................................  100 .........  ONTARIO ...........       NA
        Ogden Yorkshire Water of Taunton, Inc. ................................  100 .........  Massachusetts .....  22-3481731
OGDEN WATER SYSTEMS OF CANADA, LTD  (f/k/a OGDEN PROJECTS OF HAMILTON, Ltd. ) .  100 .........  ONTARIO ...........       NA
Yorkshire USA, Inc. ...........................................................  100(c) ......  Delaware ..........  51-0354748

(a) OGDEN ENERGY ASIA PACIFIC LIMITED'S STOCK IS OWNED 50% BY OGDEN PROJECTS, INC. AND 50% BY OGDEN POWER DEVELOPMENT, INC.

(b) QUEZON POWER, INC. (NEW DEVELOPMENT COMPANY) IS OWNED 27.5% BY OGDEN POWER DEVELOPMENT - CAYMAN, INC. , AND 72.5% BY QUEZON GENERATING COMPANY, Ltd.

(c) YORKSHIRE USA, INC. WAS ACQUIRED BY OGDEN PROJECTS, INC. WHEN YORKSHIRE WATER TERMINATED ITS INVOLVEMENT AS A DIRECT PARTICIPANT IN THE VENTURE

(d) 40% OF THE STOCK OF ISLAND POWER CORPORATION IS OWNED BY OGDEN POWER INTERNATIONAL HOLDINGS, INC AND 60% IS OWNED BY VARIOUS STOCKHOLDERS

(e) 50% OF THE STOCK OF LINASA COGENERACION Y ASOCIADOS, S.L. IS OWNED BY OGDEN POWER INTERNATIONAL HOLDINGS, INC, AND 50% IS OWNED BY INDUSTRIA JABONERA LINA, S.A.

(f) 50% OF THE STOCK OF OGDEN ENERGY GROUP DO BRASIL LTDA IS OWNED BY OGDEN ENERGY GROUP, INC. AND 50% BY OGDEN PROJECTS, INC OGDEN ENERGY GROUP, INC. IS THE MANAGEMENT COMPANY

(g) 37.5% OF THE STOCK OF HUNGARIAN-AMERICAN GEOTHERMAL LIMITED LIABILITY COMPANY IS OWNED BY OGDEN POWER INTERNATIONAL HOLDINGS, INC., 37.5 % IS OWNED BY DAVENPORT POWER, L.L.C. AND 25% IS OWNED BY MOL MAGYAR OLAU-ES G_ZIPARI RT

(h) 40% OF THE STOCK OF AMBIENTE 2000 S.R.L. IS OWNED BY OGDEN WASTE TO ENERGY OF ITALY, INC. AND 60% IS OWNED BY ECOSESTO S.p.a..

(i) 99% OF THE STOCK OF OGDEN MARTIN OPERATIONS OF UNION LLC IS OWNED BY OGDEN PROJECTS, INC. AND 1% IS OWNED BY OGDEN WASTE TO ENERGY, INC.